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Exhibit 32.1

LANVISION SYSTEMS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LanVision Systems, Inc. (the "Company") on Form 10-Q for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Brian Patsy, Chairman of the Board, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

/s/ J. Brian Patsy
Chairman of the Board,
Chief Executive Officer and
President
December 10, 2003

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